EXHIBIT 10.6

SECURITIES PURCHASE

AGREEMENT

Dated as of March 11, 2010

among

IMMUNOCELLULAR THERAPEUTICS, LTD.

and

THE PURCHASERS LISTED ON EXHIBIT A

i

Table of Contents

(continued)

ii

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT this (“Agreement”), dated as of March 11, 2010, by and among ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Company”), and the entities listed on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”), for the purchase and sale by the Purchasers of shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock.

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Common Stock and Warrants

Section 1.1 Purchase and Sale of Common Stock and Warrants. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and each Purchaser shall, severally but not jointly, purchase from the Company that number of shares of Common Stock (the “Shares”) and warrants to purchase shares of Common Stock equal to 40% of the number of Shares to be purchased by such Purchaser, in substantially the form attached hereto as Exhibit B (the “Warrants”), in each case, set forth opposite such Purchaser’s name on Exhibit A hereto at a price per Share and related Warrants of $1.00 for an aggregate purchase price to the Company from each Purchasers (the “Purchase Price”) equal to the amount set forth on the signature page hereof and on Exhibit A. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

Section 1.2 Purchase Price and Closing. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares and Warrants set forth on the signature page hereof and opposite their respective names on Exhibit A. The closing of the purchase and sale of the Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of the Company located at 21900 Burbank Boulevard, 3rd Floor, Woodland Hills, California 91367 (the “Closing”) at 10:00 a.m., Pacific Time (i) on or before March 18, 2010, provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (the “Closing Date”). The entire Purchase Price payable by each Purchaser shall be payable in cash, by wire transfer or in immediately available funds, at the Closing.

Section 1.3 Warrants. At the Closing, the Company shall issue to each Purchaser such number of Warrants to purchase shares of Common Stock as is set forth opposite such Purchaser’s name on Exhibit A hereto. The Warrants shall be exercisable for 26 months from the date of issuance and shall have an exercise price equal to $1.15.

Section 1.4 Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the exercise of the Warrants. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the “Securities”.

Section 1.5 Subsequent Third Party Securities Sales. The Company hereby agrees that in the event that at any time prior to one year from the Closing Date the Company completes the sale of shares of Common Stock or warrants to purchase shares of Common Stock or securities exercisable or convertible into shares of Common Stock to any third party (a “Third Party Investor”) on financial terms that are more attractive than the terms on which the Purchasers are purchasing the Shares and Warrants, the Company shall advise the Purchasers in writing of the terms of the sale of the securities to each Third Party Investor, and each Purchaser shall have the right, which must be exercised within 30 days from receipt of notice of the terms from the Company (who shall also deliver a courtesy copy of such notice to Scarsdale Equities, LLC at 10 Rockefeller Plaza, Suite 720, New York, New York 10020 or such other address as Scarsdale Equities shall advise the Company in writing), to have the terms upon which such Purchaser has purchased the Shares or Warrants, as the case may be, modified so as to be identical to those issued to the Third Party Investor. The provisions of this Section 1.5 shall not apply to any issuance, repricing or sale of securities by the Company (i) pursuant to any qualified stock option or equity plan of the Company or (ii) pursuant to the Preferred Stock Purchase Agreement, dated December 3, 2009 between the Company and Socius Capital Group, LLC or the warrant issued to an affiliate of Socius Capital Group in connection with that transaction.

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and the Warrants, the Company hereby makes the following representations and warranties to the Purchasers:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries or own securities of any kind in any other entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries and which is material to such entity or other entities controlling or controlled by such entity or which is likely to materially hinder the performance by the Company of its material obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) hereof).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Warrants, and the other agreements and documents contemplated hereby and thereby and executed by the Company or to which the Company is party (collectively, the “Transaction Documents”), and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth in Schedule 2.1(a), no further consent or authorization of the Company, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of March 10, 2010, are set forth on Schedule 2.1(b) hereto. All of the outstanding shares of the Company’s Common Stock and any other security of the Company have been duly and validly authorized. Except as set forth on Schedule 2.1(b) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth on Schedule 2.1(b) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(b) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(b), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 2.1(b) hereto, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as amended and restated and in effect on the date hereof (the “Certificate”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”).

(d) Issuance of Securities. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock. When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Shares, the Warrants or the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the “Commission”) and/or the NASD prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto or thereto).

(f) Commission Documents; Financial Statements; Form S-3. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the “Commission Documents”). The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the time of its filing, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the “Form 10-Q”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-Q did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of its filing, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, at the time of its filing, the Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the Notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) No Material Adverse Change. Since September 30, 2009, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(c) hereto.

(h) No Undisclosed Liabilities. Except as disclosed on Schedule 2.1(d) hereto, neither the Company has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth in the Commission Documents or incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since September 30, 2009, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its Subsidiaries.

(i) No Undisclosed Events or Circumstances. Since September 30, 2009, except as disclosed on Schedule 2.1(e) hereto, no event or circumstance has occurred or exists with respect to the Company’s respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(j) Indebtedness. Schedule 2.1(f) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments, that is not disclosed in the Commission Documents. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) any indebtedness for borrowed money in excess of $100,000, (B) any obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business) in excess of $100,000, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) any obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) any indebtedness in excess of $100,000 created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease with a present value in excess of $100,000, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 2.1(f), the Company is not in default with respect to any Indebtedness.

(k) Title to Assets. The Company has good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on Schedule 2.1(g) hereto or such that, individually or in the aggregate, do not have a Material Adverse Effect. All said leases of the Company are valid and subsisting and in full force and effect.

(l) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this

Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(h) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which individually, or in the aggregate, would have a Material Adverse Effect.

(m) Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 2.1(i) hereto or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(n) Taxes. Except as set forth on Schedule 2.1(j) hereto, the Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(j) hereto, none of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

(o) Certain Fees. Except as set forth on Schedule 2.1(k) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(p) Disclosure. To the best of the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(q) Intellectual Property. Schedule 2.1(l) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing (collectively, the “Proprietary Rights”), held by the Company. As of the date of this Agreement, the Company has not received any written notice that any Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency. As of the date of this Agreement, there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Proprietary Rights by others. From September 30, 2009 to the date of this Agreement, the Company has not received any written notice alleging that the operation of the business of the Company infringes in any material respect upon the intellectual property rights of others.

(r) Environmental Compliance. Except as disclosed on Schedule 2.1(m) hereto, the Company has obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. Schedule 2.1(m) hereto sets forth all material permits, licenses and other authorizations issued under any Environmental Laws to the Company. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on Schedule 2.1(m) hereto, the Company has all necessary governmental approvals required under all Environmental Laws and used in its business, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. The Company is also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. “Environmental Liabilities” means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

(s) Books and Records; Internal Accounting Controls. The books, records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(t) Material Agreements. Except for the Transaction Documents or as set forth on Schedule 2.1(n) hereto, or those that are included as exhibits to the Commission Documents, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission (collectively, “Material Agreements”) if the Company was registering securities under the Securities Act. The Company has in all material respects performed all the obligations required to be performed by it to date under the foregoing agreements, have received no notice of default and, to the best of the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company limits or shall limit the payment of dividends on its Common Stock.

(u) Transactions with Affiliates. Except as set forth in the Commission Documents or on Schedule 2.1(o) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any of their respective customers or suppliers, on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any person owning more than 5% of the outstanding capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

(v) Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares, the Warrants and the Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(w) Governmental Approvals. Except as set forth on Schedule 2.1(p) hereto, and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(x) Employees. Neither the Company has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth in the Commission Documents or on Schedule 2.1(q) hereto, the Company has no employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company. Since September 30, 2009, no officer, consultant or key employee of the Company whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company.

(y) Absence of Certain Developments. Except as set forth in the Commission Documents or on Schedule 2.1(r) hereto, since September 30, 2009, the Company has not:

(i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s business;

(iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

(vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

(x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi) made charitable contributions or pledges in excess of $25,000;

(xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv) effected any two or more events of the foregoing kind which in the aggregate would cause a Material Adverse Effect; or

(xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

(z) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

(aa) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”); provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(cc), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

(bb) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers. If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares and Warrants being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser. The other Transaction Documents constitute, or shall constitute when executed and delivered, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Acquisition for Investment. Such Purchaser is purchasing the Shares and acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with the distribution thereof. Such Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(e) below, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to pledge any of the Securities for margin purposes and/or to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Such Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of its investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(d) Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that it is familiar with Rule

144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(e) General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Such Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f) Opportunities for Additional Information. Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

(g) No General Solicitation. Such Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h) Accredited Investor. Such Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

ARTICLE III

Covenants

The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

Section 3.1 Securities Compliance. The Company shall notify the Commission, in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

Section 3.2 Registration and Listing. The Company will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable best efforts to continue the quotation of its Common Stock on the OTC Bulletin Board or any successor market.

Section 3.3 Inspection Rights. In the event the Registration Statement (as defined in the Registration Rights Agreement) is not effective or has been suspended at any time that such Registration Statement is required to be in effect, the Company shall, during normal business hours and upon reasonable request and reasonable notice, permit a Purchaser or any employees, agents or representatives thereof, so long as the Purchaser shall beneficially own the Shares, Warrant Shares or the Warrants which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company, and to discuss the affairs, finances and accounts of the Company with any of its officers, consultants, directors, and key employees.

Section 3.4 Compliance with Laws. The Company shall comply with all applicable laws, rules, regulations and orders, the noncompliance with which could have a Material Adverse Effect.

Section 3.5 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6 Reporting Requirements. The Company shall furnish two copies of the following to each Purchaser in a timely manner so long as that Purchaser shall be obligated hereunder to purchase the Shares or shall beneficially own the Shares or Warrants, or shall own Warrant Shares which, in the aggregate, represent more than 1% of the total combined voting power of all voting securities then outstanding:

(a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Company, but in no event prior to the time that such Reports are publicly filed with the Commission or otherwise made publicly available;

(b) Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, but in no event prior to the time that such Reports are publicly filed with the Commission or otherwise made publicly available; and

(c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company to perform under any Transaction Document.

Section 3.8 Reservation of Shares. So long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the exercise of the Warrants.

Section 3.9 Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the Business Day immediately following the Closing Date, the Company shall file a Current Report on Form 8-K (including all attachments, the “8-K Filing”) with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Warrants and the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the Exchange Act. As of the time of the filing of the 8-K Filing with the Commission, no Purchaser shall be in possession of any material, nonpublic information received from the Company or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its respective officers, directors, employees and agents not to, provide any Purchaser with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing with the Company without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above Purchaser shall be notified by the Company (although the consent of such Purchaser shall not be required) in connection with any such press release or other public disclosure prior to its release).

Section 3.10 Delivery of Share Certificates. At Closing or as soon thereafter as reasonably possible (but in any event no later than five Business Days immediately following the Closing Date), the Company shall deliver to each Purchaser certificates representing the Shares (in such denominations as each Purchaser may request) acquired by such Purchaser at the Closing.

Section 3.11 No Trading in the Common Stock. From the date hereof until the Closing, no Purchaser shall purchase, sell, sell short (or enter into any other similar hedging transaction with respect to), or otherwise effect any transaction in any shares of the Company’s Common Stock.

ARTICLE IV

Conditions

Section 4.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Shares and Warrants. The obligation hereunder of the Company to close and issue and sell the Shares and the Warrants to the Purchasers on the Closing Date is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Shares and Warrants shall have been delivered to the Company at the Closing.

(e) Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are party shall have been duly executed and delivered by the Purchasers to the Company.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares and Warrants. The obligation hereunder of the Purchasers to purchase the Shares and Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement, the Warrants and the Registration Rights Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, nor shall a banking moratorium have been declared either by the United States or California State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Shares.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Opinion of Counsel, Etc. The Purchasers shall have received an opinion of counsel to the Company, dated the Closing Date, in the form of Exhibit C hereto, and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to the Closing.

(g) Warrants. The Company shall have delivered to the Purchasers the originally executed Warrants (in such denominations as each Purchaser may request) being acquired by the Purchasers at the Closing.

(h) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to the Purchasers (the “Resolutions”).

(i) Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the issuance of the Shares and the exercise of the Warrants, a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of the Warrants.

(j) Secretary’s Certificate. The Company shall have delivered to the Purchasers a secretary’s certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Certificate and the Bylaws, each as in effect at the Closing, and (iii) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(k) Officer’s Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(l) Fees and Expenses. As of the Closing Date, all fees and expenses required to be paid by the Company shall have been or authorized to be paid by the Company as of the Closing Date.

(m) Registration Rights Agreement. As of the Closing Date, the parties shall have entered into the Registration Rights Agreement in the Form of Exhibit D attached hereto.

(n) Material Adverse Effect. No Material Adverse Effect shall have occurred.

ARTICLE V

Certificate Legend

Section 5.1 Legend. Each certificate representing the Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR IMMUNOCELLULAR THERAPEUTICS, LTD. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above, if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal of the legend will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of the Shares, the Warrants or Warrant Shares under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected. The Company will use its reasonable best efforts to respond to any such notice from a holder within three (3) Business Days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Notwithstanding the foregoing, the restrictions on transfer contained in this Section 5.1 shall not be deemed to limit or prohibit any Purchaser’s right to pledge any of the Securities for margin purposes.

ARTICLE VI

Termination

Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Purchasers.

Section 6.2 Effect of Termination. In the event of termination by the Company or the Purchasers, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by any party. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section 6.2 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or such Purchaser to compel specific performance by the other party of its obligations under this Agreement.

ARTICLE VII

Indemnification

Section 7.1 General Indemnity. The Company agrees to indemnify and hold harmless each Purchaser (and its respective directors, officers, employees, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by each Purchaser or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, employees, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

Section 7.2 Indemnification Procedure. Any party entitled to indemnification under this Article VII (an “indemnified party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VIII

Miscellaneous

Section 8.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay all fees and expenses (including attorneys’ fees and expenses) incurred by the Purchasers in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents and the transactions contemplated thereunder up to an aggregate maximum of $10,000, regardless of whether or not the Closing occurs (unless the failure of the Closing to occur is a result of a breach by any Purchaser of this Agreement, in which event the Company shall not be required to pay any of such fees or expenses). In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents or incurred in connection with the enforcement of this Agreement and any of the other Transaction Documents, following a breach by the Company of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees, disbursements and expenses.

Section 8.2 Specific Enforcement; Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) The Company and each Purchaser (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Central District of California and the courts of the State of California located in the City of Los Angeles, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Shares, this Agreement, the Registration Rights Agreement or the Warrants, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 8.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority in interest of the then-outstanding Shares, and no such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Shares, as the case may be.

Section 8.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

ImmunoCellular Therapeutics, Ltd.

Attention:  Dr. Manish Singh, Ph.D.

                  President & Chief Executive Officer

21900 Burbank Boulevard, 3rd Floor

Woodland Hills, California 91367

Facsimile: (818) 992-2907

Telephone: (818) 992-2908

with copies (which copies shall not constitute notice to the Company) to:	TroyGould PC 1801 Century Park East, 16th Floor Los Angeles, California 90067-2367 Attention: Sanford J. Hillsberg Facsimile: (310) 201-4746 Telephone: (310) 553-4441

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 8.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 8.6 Headings; Interpretation. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. The interpretation of this Agreement shall not be affected by the party who drafted this Agreement, and all parties waive any statute, legal decision, or common law principle that would require interpretation of any ambiguities in this Agreement against the party that drafted this Agreement.

Section 8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. After the Closing, the Purchasers may assign the Shares, the Warrants and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company, except as otherwise required in this Agreement.

Section 8.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (other than indemnified parties, as contemplated by Article VII).

Section 8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 8.10 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1(o) and 2.1(s) shall survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and 2.1(s), shall survive the execution and delivery hereof and the Closing until the date one year from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII and VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

Section 8.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 8.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with Section 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

Section 8.13 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 8.14 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Warrants and the Registration Rights Agreement.

Section 8.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

IMMUNOCELLULAR THERAPEUTICS, LTD.

By:	/s/ Manish Singh
	Name:	Manish Singh, Ph.D.
	Title:	President and Chief Executive Officer

[Signatures of Purchasers to follow on next pages.]

“PURCHASERS”

ALB Private Investments LLC
(Printed name of Purchaser)

By:	/s/ Francis A. Mlynarczyk, Jr.

Name:	Francis A. Mlynarczyk, Jr.

Title:	Managing Member

Purchase Price:	$200,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Maida Chicon
(Printed name of Purchaser)

By:	/s/ Maida Chicon

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Phylis M. Esposito
(Printed name of Purchaser)

By:	/s/ Phylis M. Esposito

Name:

Title:

Purchase Price:	$300,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Sander Flaum
(Printed name of Purchaser)

By:	/s/ Sander Flaum

Name:

Title:

Purchase Price:	$100,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Cynthia Kohn
(Printed name of Purchaser)

By:	/s/ Cynthia Kohn

Name:

Title:

Purchase Price:	$100,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

John Kohn
(Printed name of Purchaser)

By:	/s/ John Kohn

Name:

Title:

Purchase Price:	$50,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Anthony Low-Beer
(Printed name of Purchaser)

By:	/s/ Anthony Low-Beer

Name:

Title:

Purchase Price:	$500,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

John R. Low-Beer
(Printed name of Purchaser)

By:	/s/ John R. Low-Beer

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Marianne Young Living Trust
(Printed name of Purchaser)

By:	/s/ John Low-Beer /s/ Anthony Low-Beer

Name:	John Low-Beer & Anthony Low-Beer

Title:	Trustees

Purchase Price:	$50,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Kevin McCormack
(Printed name of Purchaser)

By:	/s/ Kevin McCormack

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Ryan McCormack
(Printed name of Purchaser)

By:	/s/ Ryan McCormack

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Francis A. Mlynarczyk, Jr.
(Printed name of Purchaser)

By:	/s/ Francis A. Mlynarczyk, Jr.

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Pat Ltd.
(Printed name of Purchaser)

By:	/s/ John Hatsopoulos

Name:	John Hatsopoulos

Title:	Manager

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Mechele Plotkin
(Printed name of Purchaser)

By:	/s/ Mechele Plotkin

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

The Thunen Family Trust
(Printed name of Purchaser)

By:	/s/ Garret G. Thunen /s/ Carol Thunen

Name:	Garret G. Thunen Carol Thunen

Title:	Trustees

Purchase Price:	$150,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Christopher Thunen
(Printed name of Purchaser)

By:	/s/ Christopher Thunen

Name:

Title:

Purchase Price:	$25,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

Douglas Thunen
(Printed name of Purchaser)

By:	/s/ Douglas Thunen

Name:

Title:

Purchase Price:	$40,000

(Print address)

Telephone:

Facsimile:

E-mail:

26

“PURCHASERS”

The Viswanath Khaitan Revocable Trust
(Printed name of Purchaser)

By:	/s/ Viswanath Khaitan /s/ Mona Khaitan

Name:	Viswanath Khaitan Mona Khaitan

Title:	Trustees

Purchase Price:	$50,000

(Print address)

Telephone:

Facsimile:

E-mail:

EXHIBIT A

LIST OF PURCHASERS

Name and Addresses of Purchasers	Number of Shares Purchased	Number of Warrants Purchased	Dollar Amount of Purchase Price

ALB Private Investments LLC c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	200,000	80,000	$200,000

Maida Chicon c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Phylis M. Esposito c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	300,000	120,000	$300,000

Sander Flaum c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	100,000	40,000	$100,000

Cynthia Kohn c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	100,000	40,000	$100,000

John Kohn c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	50,000	20,000	$50,000

Anthony Low-Beer c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	500,000	200,000	$500,000

John R. Low-Beer c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Marianne Young Living Trust of 2009 c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	50,000	20,000	$50,000

A-1

Name and Addresses of Purchasers	Number of Shares Purchased	Number of Warrants Purchased	Dollar Amount of Purchase Price

Kevin McCormack c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Ryan McCormack c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Francis A. Mlynarczyk, Jr. c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Pat Ltd. c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Mechele Plotkin c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

The Thunen Family Trust, dtd 10/4/05 c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	150,000	60,000	$150,000

Christopher Thunen c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	25,000	10,000	$25,000

Douglas Thunen c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	40,000	16,000	$40,000

The Viswanath Khaitan Revocable Trust, dtd 12/9/02 c/o Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	50,000	20,000	$50,000

A-2

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT

No. W-

THIS CERTIFIES that, for good and valuable consideration received, [                    ] or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Corporation”), up to [                ] ([            ]) fully paid and nonassessable shares of common stock, par value $0.0001, of the Corporation (“Common Stock”) at a purchase price per share (the “Exercise Price”) of One Dollar and Fifteen Cents ($1.15) (the “Warrant”).

1.	Term of Warrant.

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on [                ], 2012 (the “Expiration Time”).

2.	Exercise of Warrant; 4.99% Exercise Limitation; Limited Net Cash Settlement Right

(a) Exercise. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation, ImmunoCellular Therapeutics, Ltd., Attention: President, 21900 Burbank, 3rd Floor, Woodland Hills, California 91367; facsimile: (818) 992-2908 (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation); whereupon the Holder shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Common Stock so purchased. Section 2(c) below describes the limited right of the Holder under specified circumstances to exercise this Warrant by means of a “cashless exercise.”

(b) 4.99% Exercise Limitation.

The Corporation shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(a) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the preceding sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (2) exercise, conversion, or exchange of the unexercised, unconverted, or non-exchanged portion of any other securities of the Corporation (including, without limitation, any other warrants) subject to a limitation on conversion, exercise, or exchange analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and the determination of whether a person or entity is an “affiliate” of the Holder shall also be made in accordance with the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations under such acts. To the extent that the limitation contained in this Section 2(b) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation’s most recent Form 10-Q report or Form 10-K report, as the case may be, (y) a more recent public announcement by the Corporation, or (z) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Corporation shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(b) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Notwithstanding the provisions of the immediately preceding paragraph, the Holder, upon not less than sixty-one days’ prior written notice to the Corporation, may elect (1) to change the Beneficial Ownership Limitation to 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant or (2) to eliminate the Beneficial Ownership Limitation in its entirety.

(c) Limited Net Cash Settlement Right.

If this Warrant is exercised on or after May [    ], 2010 and if as of the date of such Warrant exercise there is no effective registration statement under the Securities Act registering, or the prospectus contained therein is not available for, the issuance or resale of the shares of Common Stock upon the exercise of this Warrant, then this Warrant may instead be exercised, upon the Holder’s election in the Notice of Exercise, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the Notice of Exercise; provided that, for purposes of this Section 2(c), the date of such Warrant exercise shall be deemed to be the date on which the Corporation actually receives from the Holder the executed Notice of Exercise, either by facsimile transmission or by mail;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on a national securities exchange, the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the national securities exchange on which the Common Stock is then listed as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time), (b) if the Common Stock is not then listed on a national securities exchange, the volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on a national securities exchange or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Corporation.

Except as specifically set forth in the preceding portions of this Section 2(c), under no circumstances will the Corporation be required to net cash settle this Warrant upon its exercise.

3.	Issuance of Shares; No Fractional Shares or Scrip.

Certificates for shares purchased hereunder shall be delivered to the Holder by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the shares of Common Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new Warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Common Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid, and nonassessable and free from all taxes, liens, and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Registration Rights.

Pursuant to the terms of the Registration Rights Agreement between the Corporation and the Holder signed in connection with the issuance of this Warrant, certain registration rights apply to the shares of Common Stock issuable upon exercise of this Warrant. See the Registration Rights Agreement for a full description of the registration rights applicable to such shares of Common Stock and the limitations on such rights.

5.	Charges, Taxes, and Expenses.

Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder.

6.	No Rights as a Stockholder.

This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation prior to the exercise of this Warrant.

7.	Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.	Loss, Theft, Destruction, or Mutilation of Warrant.

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.	Saturdays, Sundays and Holidays.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.	Merger, Sale of Assets and Similar Transactions.

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of this Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of Common Stock equal to the number of shares issuable upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, sale, or conveyance. The Corporation shall give the Holder of this Warrant ten business days’ prior written notice of the proposed effective date of any such merger, consolidation, reorganization, sale or conveyance, and the Corporation shall also give the Holder of this Warrant ten business days’ prior written notice of the commencement of the Corporation’s voluntary or involuntary dissolution, liquidation or winding up. If the property to be received upon such merger, consolidation, reorganization, sale or conveyance is not equity securities, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

11.	Subdivision, Combination, Reclassification, Conversion and Similar Events.

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Common Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Common Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.	Subsequent Rights Offerings and Pro Rata Distributions.

(a) If the Corporation, at any time while this Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP on the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(b) If the Corporation, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) The Corporation shall give the Holder ten business days’ prior written notice of the proposed effective date of any such transaction that is described in Section 12(a) or 12(b).

13.	Transferability; Compliance with Securities Laws.

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable United States, state, and foreign securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 above. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state or foreign securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Common Stock so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Common Stock has not been registered under the Securities Act, and this Warrant may not be exercised except by (1) the original purchaser of this Warrant from the Corporation or (2) an “accredited investor” as defined in Rule 501(a) under the Securities Act. Each certificate representing shares of Common Stock issued on exercise of this Warrant or other securities issued in respect of such Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legend required under applicable securities laws):

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

14.	Representations and Warranties.

The Corporation hereby represents and warrants to the Holder that:

(a) During the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant;

(b) The issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock issuable upon exercise of this Warrant;

(c) The Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Common Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) All corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery, and performance of this Warrant by the Corporation, the authorization, sale, issuance, and delivery of the Common Stock, the grant of registration rights as provided herein, and the performance of the Corporation’s obligations hereunder has been taken;

(e) The shares of Common Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid, and nonassessable, and free of all taxes, liens, or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States and state securities laws; and

(f) The issuance of the shares of Common Stock upon exercise of this Warrant will not be subject to any preemptive rights, rights of first refusal, or similar rights.

15.	Governing Law.

This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer.

Dated: [ ], 2010	IMMUNOCELLULAR THERAPEUTICS, LTD.

By:
Dr. Manish Singh
President and Chief Executive Officer

NOTICE OF EXERCISE

To:	ImmunoCellular Therapeutics, Ltd.

(1) The undersigned hereby elects to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd. pursuant to the terms of the attached Warrant (the “Warrant”) and (check the applicable box):

☐	Tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any; or

☐	Elects to exercise the Warrant on a “cashless” basis under the limited circumstances described in Section 2(c) of the Warrant.

(2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state or foreign securities laws.

(3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Tax I.D. No.)

(4) The undersigned represents that (a) he, she, or it is the original purchaser from the Corporation of the Warrant or is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:

(Signature)

EXHIBIT C

FORM OF OPINION

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

2. The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares and the Warrants. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. When each of the Transaction Documents have been duly executed and delivered by the Company, each of the Transaction Documents will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The issuance of the Shares, its Warrants and the Warrant Shares is not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

3. The Shares have been duly authorized and, when delivered against payment in full as provided in the Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares, have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

4. The execution, delivery and performance of and compliance by the Company with the terms of the Transaction Documents and the Company’s issuance of the Shares, the Warrants and the Warrant Shares do not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material contract or agreement to which the Company is a party and which has been filed as an exhibit to the Company’s most recently filed Form 10-K with the Securities and Exchange Commission (a “Material Agreement”), of the Company, (c) create or impose a lien, charge or encumbrance on any property of the Company under any Material Agreement or (d) result in a violation of any rule, regulation, order, judgment, injunction or decree applicable to the Company or by which any property or asset of the Company is bound or affected (provided, however, that our opinion is limited to those statutes, rules and regulations which, in our experience, are typically applicable to transactions of the type contemplated by the Transaction Documents), except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Shares, the Warrants or the Warrant Shares other

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than filings as may be required by applicable Federal and state securities laws and regulations and the NASD rules and regulations (provided, however, that our opinion is limited to those statutes, rules and regulations which, in our experience, are typically applicable to transactions of the type contemplated by the Transaction Documents).

6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. Except as set forth in the Agreement, to our knowledge, there is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

7. The offer, issuance and sale of the Shares and the Warrants, and the offer of the Warrant Shares pursuant to the Warrants, are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

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EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [                    ], 2010, by and among ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Company”), and those securityholders of the Company appearing as signatories hereto (the “Investors”).

R E C I T A L S

WHEREAS, under the terms of the private placement effected pursuant to the Company’s Offering Memorandum Supplement No. 1 to Offering Memorandum dated March [            ], 2010 (collectively, the “Offering Memorandum”) and completed by the Company on [                    ], 2010 (the “Offering”), the Company agreed to register the shares of the Company’s common stock and common stock issuable upon exercise of the warrants sold in the Offering;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company” means ImmunoCellular Therapeutics, Ltd., a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor, (ii) any other person who purchased Units pursuant to the Offering Memorandum, and (iii) any person holding Registrable Securities to whom the registration rights have been validly transferred.

“Investor” means each purchaser of Units in the Offering.

“Registrable Securities” means (i) the shares of the Company’s common stock issued to the Investor in connection with the Investor’s purchase of the Units, (ii) the shares of the Company’s common stock that are issuable upon exercise of the Warrants issued to the Investor in connection with the Investor’s purchase of the Units, and (iii) any common stock of the Company issued or issuable in respect of the foregoing shares of the Company’s common stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

“Units” means a share of the Company’s common stock and a warrant to purchase 0.4 of a share of the Company’s common stock sold as a unit pursuant to the Offering Memorandum.

“Warrant” and “Warrants” means those common stock purchase warrants issued by the Company as part of the Units sold pursuant to the Offering Memorandum.

2. Registration

2.1 Registration Filing.

(a) Filing for Registrable Securities. The Company shall file with the Commission, within sixty days following the completion of the Offering, a registration statement for the resale of all of the Registrable Securities.

(b) Inclusion of Other Shares. The Company may, at its option, include shares held by other stockholders of the Company in any such registration statement filed under this Section 2.1.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Company; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of any underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its reasonable best efforts to cause such registration statement to become and remain effective until (i) the second anniversary following the date the registration statement is declared effective, (ii) all of the Registrable Securities included in the registration statement have been sold, or (iii) all of the Registrable Securities may be sold under Rule 144 without any volume limitation, whichever comes first, except that the Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3; and

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Notwithstanding the foregoing, the Company shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Company shall ensure that the use of the prospectus may be resumed as soon as is reasonably practicable. The Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Company declares one or more Blackout Periods, the two-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

2.4 Indemnification

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its officers and directors, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other holder of the Company’s securities covered by such registration statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Transfer of Rights. The rights granted under Section 2 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Warrants or Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) written notice is promptly given to the Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement and by any other agreement reasonably necessary to ensure compliance with federal, state, and foreign securities laws.

4. No Monetary Damages. So long as the Company has used its reasonable best efforts to comply with its registration-related obligations that are described in this Agreement, in no event will the Investor or any other Holder be entitled to receive any monetary damages or other damages from the Company (i) if the Registrable Securities are not registered with the Commission pursuant to an effective registration statement, (ii) if a current prospectus relating to the resale of the Registrable Securities is not on file with the Commission, or (iii) if the effectiveness of such registration statement is not maintained for the two-year period described in this Agreement.

5. Miscellaneous.

5.1 Consent to Jurisdiction. The Company and the Holders (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court and the courts of the State of California located in Los Angeles, California, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.1 shall affect or limit any right to serve process in any other manner permitted by law.

5.2 Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and a majority in interest of the Holders.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern Standard Time, on a business day, (ii) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern Standard Time, on any date and earlier than 11:59 p.m., Eastern Standard Time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

(x)	if to the Company: ImmunoCellular Therapeutics, Ltd. Attention: President 21900 Burbank Boulevard 3rd Floor Woodland Hills, California 91367 Telecopier: (818) 992-2908 Telephone: (818) 992-2907

(y)	if to a Holder, at the Holder’s address set forth in the signature pages to this Agreement or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

5.7 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

IMMUNOCELLULAR THERAPEUTICS, LTD.

By:
Name:	Manish Singh, Ph.D.
Title:	President

SECURITYHOLDER:

(Signature)

Name:

Common stock shares to be registered:

Warrant shares to be registered:

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